                                                                 EXHIBIT (a)(2)

                             LETTER OF TRANSMITTAL

                       To Tender Shares of Common Stock
                or Series A Convertible Voting Preferred Stock
                                      of
                         Kysor Industrial Corporation
                       Pursuant to the Offer to Purchase
                            Dated February 7, 1997
                                      by
                             K Acquisition Corp.,
                    an indirect wholly owned subsidiary of
                           Scotsman Industries, Inc.


 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
                                     TIME,
             FRIDAY, MARCH 7, 1997, UNLESS THE OFFER IS EXTENDED.


                                The Depositary:

                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

         By Mail:                  By Hand:            By Overnight Courier:



   Tenders & Exchanges   First Chicago Trust Company    Tenders & Exchanges
   P.O. Box 2569--Suite          of New York               14 Wall Street
         4660-KYS            Tenders & Exchanges     8th Floor--Suite 4680-KYS
 Jersey City, New Jersey   c/o The Depository Trust   New York, New York 10005
        07303-2569                 Company
                           55 Water Street, DTC TAD
                          Vietnam Veterans Memorial
                                    Plaza
                           New York, New York 10041

                   Facsimile for Eligible Institutions only:
                                (201) 222-4720
                                      or
                                (201) 222-4721

                             Confirm by Telephone:
                                (201) 222-4707

                                ---------------

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  This Letter of Transmittal is to be completed by shareholders of Kysor Industrial Corporation if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company or the Philadelphia Depository Trust Company (hereinafter collectively referred to as the "Book-Entry Transfer Facilities") pursuant to the procedures set forth in Section 3 of the Offer to Purchase. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

  Shareholders whose certificates for Shares are not immediately available or who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date (as defined in the Offer to Purchase), or who cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their Shares pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2.

[_]
 CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

 Name of Tendering Institution _______________________________________________

 Account Number ___________________________________________________________ at

 Check Box of Applicable Book-Entry Transfer Facility:
 [_] The Depository Trust Company
 [_] Philadelphia Depository Trust Company

 Transaction Code Number _____________________________________________________

[_]
 CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
 FOLLOWING:

 Name(s) of Tendering Shareholder(s) _________________________________________

 Date of Execution of Notice of Guaranteed Delivery __________________________

 Window Ticket Number (if any) _______________________________________________

 Name of Institution which Guaranteed Delivery _______________________________

 If delivery is by book-entry transfer _______________________________________

 Name of Tendering Institution _______________________________________________

 Account Number ___________________________________________________________ at

 Check Box of Applicable Book-Entry Transfer Facility:
 [_] The Depository Trust Company
 [_] Philadelphia Depository Trust Company

 Transaction Code Number _____________________________________________________

                        DESCRIPTION OF SHARES TENDERED
-------------------------------------------------------------------------------
 NAME(S) AND ADDRESS(ES) OF REGISTERED             SHARES TENDERED
               HOLDER(S)               (ATTACH ADDITIONAL LIST, IF NECESSARY)
      (PLEASE FILL IN, IF BLANK)
-------------------------------------------------------------------------------
                                                       NUMBER OF
                                           SHARE        SHARES      NUMBER OF
                                        CERTIFICATE   REPRESENTED    SHARES
                                        NUMBER(S)*        BY       TENDERED**
                                                    CERTIFICATE(S)*
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                       Total Shares
-------------------------------------------------------------------------------
 *Need not be completed by shareholders tendering by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.


[_]
 CHECK HERE IF THE SHARES DESCRIBED ABOVE ARE SHARES OF ESOP PREFERRED STOCK AND PLEASE SO INDICATE BY MARKING A "P" NEXT TO THE CERTIFICATE NUMBER.

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

  The undersigned hereby tenders to K Acquisition Corp. (the "Offeror"), a Michigan corporation and an indirect wholly owned subsidiary of Scotsman Industries, Inc., a Delaware corporation ("Parent"), the above-described shares of Common Stock, $1.00 par value, of Kysor Industrial Corporation, a Michigan corporation (the "Company"), including the associated common share purchase rights issued pursuant to the Rights Agreement, dated as of April 26, 1996, as amended, between the Company and Harris Trust and Savings Bank, as successor Rights Agent (collectively, the "Common Stock"), or Series A Convertible Voting Preferred Stock, $24.375 stated value per share (the "ESOP Preferred Stock"; the shares of Common Stock and/or the shares of ESOP Preferred Stock may be referred to herein as the "Shares"), pursuant to the Offeror's offer to purchase all of the outstanding Shares at a purchase price of $43.00 per Share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated February 7, 1997 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with the Offer to Purchase constitute the "Offer"). The Offer is being made in connection with the Agreement and Plan of Merger, dated as of February 2, 1997 (the "Merger Agreement"), among Parent, the Offeror and the Company.

  Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Offeror all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof) and appoints First Chicago Trust Company of New York (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all such other Shares or securities), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares (and all such other Shares or securities), or transfer ownership of such Shares (and all such other Shares or securities) on the account books maintained by any of the Book-Entry Transfer Facilities, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Offeror, (b) present such Shares (and all such other Shares or securities) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all such other Shares or securities), all in accordance with the terms of the Offer.

  The undersigned hereby irrevocably appoints each designee of the Offerer as the attorney-in-fact and proxy of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole judgment deem proper, with respect to all of the Shares tendered hereby which have been accepted for payment by the Offeror prior to the time of any vote or other action (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares) at any meeting of shareholders of the Company (whether annual or special and whether or not an adjourned meeting) or otherwise. This proxy is irrevocable, shall be coupled with an interest, and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by the Offeror in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy or written consent granted by the undersigned at any time with respect to such Shares (and all such other Shares or other securities or rights), and no subsequent proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed effective).

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares) and that when the same are accepted for payment by the Offeror, the Offeror will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or the Offeror to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and all such other Shares or other securities or rights).

  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

  The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Offeror upon the terms and subject to the conditions of the Offer.

  Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and return any Shares not tendered or not purchased, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased and return any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and return any Shares not tendered or not purchased in the name(s) of, and mail such check and any certificates to, the person(s) so indicated. Unless otherwise indicated under "Special Payment Instructions," please credit any Shares tendered hereby and delivered by book-entry transfer, but which are not purchased by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Offeror has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if the Offeror does not accept for payment any of the Shares so tendered.

     SPECIAL PAYMENT INSTRUCTIONS            SPECIAL DELIVERY INSTRUCTIONS
   (SEE INSTRUCTIONS 1, 5, 6 AND 7)         (SEE INSTRUCTIONS 1, 5, 6 AND 7)


   To be completed ONLY if the check        To be completed ONLY if the check
 for the purchase price of Shares         for the purchase price of Shares
 purchased or certificates for            purchased or certificates for
 Shares not tendered or not               Shares not tendered or not
 purchased are to be issued in the        purchased are to be mailed to
 name of someone other than the           someone other than the undersigned
 undersigned, or if Shares tendered       or to the undersigned at an address
 hereby and delivered by book-entry       other than that shown below the
 transfer which are not accepted for      undersigned's signature(s).
 payment are to be returned by
 credit to an account at one of the
 Book-Entry Transfer Facilities
 other than designated above.

                                          Mail check and/or certificate(s)
                                          to:


                                          Name _______________________________
 Issue [_] check [_] certificate(s)                  (Please Print)
 to:                                      ------------------------------------


 Name _______________________________     Address ____________________________
            (Please Print)

 ------------------------------------     ------------------------------------

                                                                    (Zip Code)
 Address ____________________________     ------------------------------------

 ------------------------------------     (Taxpayer Identification or Social Security Number)
                           (Zip Code)
                                      (See Substitute Form W-9)   ------------------------------------
     (Taxpayer Identification No.

      or Social Security Number)


      (See Substitute Form W-9)

 [_Credit]Shares delivered by book-
   entry transfer and not purchased
   to the account set forth below.

  Check appropriate box
 [_]The Depository Trust Company
 [_]Philadelphia Depository Trust
 Company


                                   SIGN HERE
                (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON REVERSE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Signature(s) of Owner(s)

--------------------------------------------------------------------------------

Name(s) ________________________________________________________________________

--------------------------------------------------------------------------------
                                 (Please Print)

Capacity (full title) __________________________________________________________

Address ________________________________________________________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      (Zip Code)

--------------------------------------------------------------------------------

Area Code and Telephone Number _________________________________________________

Taxpayer Identification Number or Social Security Number _______________________
                                              (See Substitute Form W-9)

Dated: __________________________________________________________________ , 199^

  (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5).

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

FOR USE BY FINANCIAL INSTITUTIONS ONLY, PLACE MEDALLION GUARANTEE IN SPACE
BELOW.

Authorized signature(s) ________________________________________________________

Name ___________________________________________________________________________
                                 (Please Print)

Name of Firm ___________________________________________________________________

Address ________________________________________________________________________

--------------------------------------------------------------------------------
                                                                      (Zip Code)

Area Code and Telephone Number _________________________________________________

Dated: __________________________________________________________________ , 199^

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. Guarantee of Signatures. Except as otherwise provided below, signatures on all Letters of Transmittal must be guaranteed by a member in good standing of the Securities Transfer Agents Medallion Program or by any other bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing constituting an "Eligible Institution"), unless the Shares tendered thereby are tendered (i) by a registered holder of Shares who has not completed either the box labeled "Special Payment Instructions" or the box labeled "Special Delivery Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution. See Instruction 5. If the certificates are registered in the name of a person or persons other than the signer of this Letter of Transmittal, or if payment is to be made or delivered to, or certificates evidencing unpurchased Shares are to be issued or returned to, a person other than the registered owner or owners, then the tendered certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates or stock powers, with the signatures on the certificates or stock powers guaranteed by an Eligible Institution as provided herein. See Instruction 5.

  2. Delivery of Letter of Transmittal and Shares. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if the delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any other documents required by this Letter of Transmittal or an Agent's Message in the case of a book-entry delivery, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date. Shareholders who cannot deliver their Shares and all other required documents to the Depositary by the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to such procedures: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Offeror, must be received by the Depositary prior to the Expiration Date; and
(c) the certificates for all tendered Shares, in proper form for transfer (or a Book-Entry Confirmation), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), and any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other documents required by this Letter of Transmittal must be received by the Depositary within three trading days after the date of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase. The term "trading day" is any day on which the New York Stock Exchange is open for business.

  The method of delivery of Shares, the Letter of Transmittal and all other required documents, including delivery through a Book-Entry Transfer Facility, is at the option and risk of the tendering shareholder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended.

  No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal (or a manually signed facsimile thereof), the tendering shareholder waives any right to receive any notice of the acceptance for payment of the Shares.

  3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

  4. Partial Tenders (not applicable to shareholders who tender by book-entry transfer). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

  If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

  If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s), in which case, the certificate(s) for such Shares tendered hereby must be endorsed, or accompanied by, appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appears(s) on the certificate(s) for such Shares. Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the certificate must be endorsed or accompanied by, appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Offeror of the authority of such person so to act must be submitted.

  6. Stock Transfer Taxes. The Offeror will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

  Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

  7. Special Payment and Delivery Instructions. If the check for the purchase price of any Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Shareholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at any of the Book-Entry Transfer Facilities as such shareholder may designate under "Special Payment Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facilities designated above.

  8. Substitute Form W-9. The tendering shareholder is required to provide the Depositary with such shareholder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided below, unless an exemption applies. Failure to provide the information on the Substitute Form W-9 may subject the tendering shareholder to a $50 penalty and to 31% federal income tax backup withholding on the payment of the purchase price for the Shares.

  9. Foreign Holders. Foreign holders must submit a completed IRS Form W-8 to avoid 31% backup withholding. IRS Form W-8 may be obtained by contacting the Depositary at one of the addresses on the face of this Letter of Transmittal.

  10. Requests for Assistance or Additional Copies. Requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent or the Dealer Manager at their respective addresses or telephone numbers set forth below.

  11. Waiver of Conditions. The conditions of the Offer may be waived by the Offeror (subject to certain limitations in the Merger Agreement), in whole or in part, at any time or from time to time, in the Offeror's sole discretion.

  IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE COPY HEREOF (TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                           IMPORTANT TAX INFORMATION

  Under federal income tax law, a shareholder whose tendered Shares are accepted for payment is required to provide the Depositary with such shareholder's correct TIN on the Substitute Form W-9. If such shareholder is an individual, the TIN is such shareholder's social security number. If the Depositary is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

  Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that shareholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements may be obtained from the Depositary. All exempt recipients (including foreign persons wishing to qualify as exempt recipients) should see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9

  To prevent backup federal income tax withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of such shareholder's correct TIN by completing the form certifying that the TIN provided on the Substitute Form W-9 is correct.

WHAT NUMBER TO GIVE THE DEPOSITARY

  The shareholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.

             PAYER'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK
-------------------------------------------------------------------------------
                       PART I--PLEASE PROVIDE    TIN: _____________________
                       YOUR TIN IN THE BOX AT         Social Security
                       THE RIGHT AND CERTIFY
                       BY SIGNING AND DATING
                       BELOW.

 SUBSTITUTE                                          Number or Employer
                                                   Identification Number

                      ---------------------------------------------------------
 FORM W-9              PART II--For Payees exempt from backup withholding,
                       see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form
                       W-9 and complete as instructed therein.
                      ---------------------------------------------------------

                       Certification--Under penalties of perjury, I certify that:

 DEPARTMENT OF THE TREASURY,
 INTERNAL REVENUE SERVICE
                      (1) The number shown on this form is my correct TIN
                           (or I am waiting for a number to be issued to me); and


 PAYER'S REQUEST FOR TAXPAYER
 IDENTIFICATION NUMBER ("TIN")
 AND CERTIFICATION    ---------------------------------------------------------

                       (2) I am not subject to backup withholding because
                           (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                       SIGNATURE: ________________________  DATE: _________


CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see the instructions in the enclosed Guidelines.)

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
     BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Officer or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 31% of all payments pursuant to the Offer made to me thereafter will be withheld until I provide a number.

 Signature: ______________________________________________ Date: __________


                    The Information Agent for the Offer is:

                              MORROW & CO., INC.
                                909 3rd Avenue
                                  20th Floor
                           New York, New York 10022
                                (212) 754-8000
                           Toll-Free: (800) 566-9061

            Banks and Brokerage Firms, please call: (800) 662-5200

                     The Dealer Manager for the Offer is:

                             MORGAN STANLEY & CO.
                                 Incorporated

                              One Financial Place
                           440 South LaSalle Street
                            Chicago, Illinois 60605
                                (312) 706-4424